SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2008.

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eLUXURYHOUSE, INC.

(Exact name of registrant as specified in its charter)

Florida	333-140710	###-##-####
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

921 Front Street

Suite 220

San Francisco, CA 94111

(Address of principal executive offices)

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed. Such risks and uncertainties include but are not limited to those discussed in this report and in the Form 10-KSB filed by eLuxuryHouse, Inc. with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5. Corporate Governance and Management

Item 5.01--Changes in Control of Registrant.

Purchase of Control Shares

On March 17, 2008, WebSky, Inc., a Nevada corporation (“WebSky”), purchased a total of 27,309,100 shares (the “Control Shares”) of our common stock from Joseph Maenza, Michael Wojnicki, Howard Kahn, Michelle Kahn, and Jay Valinsky for an aggregate purchase price of $416,500. In connection with the sale of the Control Shares, Messrs Maenza and Wojinicki also assigned to WebSky their rights to collect our indebtedness to them, in the aggregate principal amount of $33,500, arising from loans that Messrs Maenza and Wojinicki made to us.

The funds used by WebSky to purchase the Control Shares were obtained through a loan of $250,000 from Douglas P. Haffer, and a loan of $200,000 from Eduardo A. Axtle, Jr., who are executive officers of WebSky. The loans will bear interest at the rate of 7% per annum, and will be due and payable in full the earlier of September 1, 2008 and the date on which WebSky receives certain funds that are presently held in escrow in connection with the sale of a subsidiary company. The Control Shares are pledged as collateral for the loans, and if WebSky were default in payment of the loans the lenders could, subject to compliance with applicable federal and state securities laws, sell the Control Shares and apply the proceeds to the repayment of the loans, or, if WebSky consents, retain the Control Shares as payment of the loans. We could experience a new change of control if such a sale or retention of the Control Shares by the lenders were to occur. WebSky also agreed to transfer a total of 3,001,000 of the Control Shares to the lenders in consideration of their extension of the loan. The Control Shares obtained by the lenders are reflected in the table in Item 5.02 below.

New Management

In connection with the sale of the Control Shares, Howard Kahn resigned as our sole director and as our Chairman, Secretary and Treasurer. WebSky has elected Douglas P. Haffer and Eduardo A. Axtle, Jr., as our new directors, and the new board of directors has appointed Mr. Haffer Chairman, and Mr. Axtle as Vice President, Treasurer and Secretary, and Mr. Dana Miller as Chief Technology Officer. Additional information concerning Messrs Haffer, Axtle, and Miller is provided in Item 5.02 of this Report. We have no other employees.

Ownership of Common Stock

The following table shows certain information concerning ownership of our common stock by each shareholder known by our new management to be the beneficial owner of 5% or more of the our common stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
WebSky, Inc.	24,308,100	81%
921 Front Street
Suite 220
San Francisco, CA 94111

Douglas P. Haffer	1,500,500	5%
921 Front Street
Suite 220
San Francisco, CA 94111

Eduardo A. Axtle, Jr	1,500,500	5%
921 Front Street
Suite 220
San Francisco, CA 94111

Douglas P. Haffer is the President, Eduardo A. Axtle, Jr is the Treasurer and Secretary, and Dana Miller is the Chief Technology Officer of WebSky. Messrs Haffer, Axtle and Miller are also members of the WebSky board of directors and own, in the aggregate approximately 26.9% of the common stock of WebSky.

Our New Business Plan

As a result of the acquisition of the Control Shares, we are now a 81% owned subsidiary of WebSky. WebSky plans to change the focus of our business. We were formed to engage in internet based retail sales of authentic, designer merchandise and personal accessories, including jewelry, offered at discount prices, but we do not have any inventory or a significant amount of other assets and we have not generated substantial revenues since inception.

Wireless Broadband Telecommunications

WebSky is engaged in the wireless, broadband telecommunications business. Through the ownership of its Argentine subsidiary, WebSky Argentina. S.A., WebSky controlled certain wireless broadband spectrum licenses and frequencies in Buenos Aires, Argentina. WebSky sold its interest in its Argentine subsidiaries during 2007. As part of that agreement, WebSky retained certain rights with respect to the use of that spectrum which it is continuing to pursue. WebSky will focus primarily on new wireless telecommunications opportunities in Argentina and other parts of Latin America, but it may also consider opportunities in other parts of the world. In November 2007 an affiliate of WebSky, WebSky (Asia) Ltd was established in Bangkok to pursue projects in South and South East Asia. WebSky may assign some or all of these business opportunities to us.

These opportunities and efforts may include:

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Continued pursuit of WebSky’s business model of acquisition of frequency spectrum in targeted emerging markets throughout the world for the eventual development of wireless broadband internet (WiMAX and related) systems or for the eventual disposition of such frequency rights.

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In addition to the exploitation of those certain rights the WebSky now has with respect to the previously mentioned Argentine licensed radio spectrum and telecommunications licenses, continued efforts to secure radio spectrum and related licenses for the deployment and operation of wireless and wireline telecommunications operations, including, but not limited to, wireless broadband (WiMAX, community WiFi and other standards) and cellular telephony in Argentina and other nations in the Southern Hemisphere, as well as in a number of other targeted markets in South Asia and Southeast Asia.

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In conjunction with its strategic technological partners, further expand its development and deployment of wireless communications systems for national or local governments both in areas where it acquires and controls radio spectrum as well in areas where it can partner with local spectrum licensees.

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Acquiring other telecom companies in its targeted emerging market economies, in conjunction with its efforts to acquire licensed broadband radio frequency spectrum in order to enhance the value of the spectrum and to support, broaden and facilitate the development those projects.

Mobile Broadband Market

The Internet has evolved into a world-wide system and is now used daily by millions of people throughout the world for business and commerce, personal communications, education, and entertainment. The growth in Internet usage has been facilitated by DSL, cable and satellite broadband services that enable users to access the Internet at very high data speeds. However, many Internet users have access to broadband connectivity only in their homes or workplaces, where they may connect to DSL or cable systems. The development of wider mobile WiMax or other wireless broadband networks would permit broadband connectivity without the need for landline based connections. The demand for mobile broadband connectivity, through technologies such as mobile WiMax, is likely to grow as newer and more capable portable wireless devices come to the market.

Worldwide Interoperability for Microwave Access, commonly known as WiMAX, is a certification mark established by the WiMAX Forum for products that are compliant with the Institute of Electronical and Electronic Engineers (“IEEE”) 802.16 set of standards. The original 802.16 standard required equipment operating in the 10-66 GHz frequency band, which required tall transmission towers and line-of-sight connectivity. IEEE standards have been amended over the past several years, and now include the 802.16e standard for mobile WiMAX. Mobile WiMax is intended to support mobile broadband services through the use of portable devices such as mobile telephones, laptop computers, personal digital assistants (PDA), and similar portable devices. Alternatives to mobile WiMAX for the delivery of mobile broadband services include CDMA2000, UMTS (Universal Mobile Telecommunications System) and 802.20 (Mobile-Fi). Some of these technologies, such as CDMA 2000 and UMTS, have already been deployed by major wireless carriers and have achieved significant levels of market penetration.

WebSky also has another subsidiary that holds license rights to patent-pending intellectual property related to TAST coding incorporated into the standards for mobile WiMAX by the IEEE. (Matrix “C”). It is possible that such rights, should the pending patent application be granted, could provide significant revenue to WebSky, although at this time it cannot be determined whether any such revenue will be generated or, if it is, how much it would be. WebSky may assign its shares in that subsidiary to us at some point in the future.

Entering the Wireless Broadband Telecommunications Business

WebSky’s business plan for us – briefly outlined above – provides a possible path along which several different models could emerge. We could, in some cases, acquire the necessary rights and licenses for wireless broadband internet services, develop and deploy such services, and, together with local partners, on whom we would continue to rely to a great degree, operate a WiMAX/wireless broadband system. In other cases, the appropriate course may be determined to be the acquisition and perfection of the applications licenses and permits which would then be sold, in all or in part, to another entity to engage in the actual operation of a system. In the latter circumstance, and even in circumstances where we have has no ownership interests in licenses or permits, our developing expertise in certain niche applications for wireless broadband systems could provide significant value added services to third party operators of such systems.

Our ability to continue to expand in the telecommunications field is dependent upon our ability to obtain financing for that purpose, including financing for the acquisition of equipment, licenses, or businesses, and working capital to operate any business that we may start or acquire. Although WebSky may provide us with cash to meet our near term capital needs, WebSky has only limited financial resources and we do not consider WebSky to be a long term source of financing.

We may issue common stock, preferred stock, or other securities to acquire other companies, or interests in other companies, in the telecommunications business, or to acquire telecommunications licenses or other assets for use in our business. We may enter into one or more mergers or similar transactions with other companies that are engaged in telecommunications business or related businesses. We may sell capital stock or other securities from time to time in order to raise working capital or to finance an acquisition of assets or another telecommunications business.

WebSky has no present plan or arrangement that would result in a further change of control of us. However, if we consummate one or more sales of equity securities or mergers or similar transactions, WebSky’s ownership interest in us would be reduced, and if the amount of equity securities we issue is sufficiently great, WebSky’s control of us could be eliminated.

New Place of Business

In connection with WebSky’s acquisition of control of us, we will move our place of business to WebSky’s principal offices at 921 Front Street, Suite 220, San Francisco, CA 94111. Our new telephone number will be (415) 296-5120. The office space comprises approximately 700 square feet and is occupied by WebSky under a lease that expires in October 2008. WebSky pays $800.00 per month as rent for the space. The exact amount of rent and other lease expense that will be allocated to us has not yet been determined, but a significant portion of those expenses will be allocated to us if we are successful in generating sufficient operating revenues to pay those costs.

Certain Risk Factors

Our ability to successfully enter the telecommunications business in Argentina or in any other country is subject to substantial risks and uncertainties, which include but are not limited to the following:

We May Not Be Able to Obtain Sufficient Capital to Operate Our Planned Business. We had only $237 of cash on hand as of December 31, 2007, and we had to borrow money from some of our shareholders to meet our operating expense. Although WebSky may provide us with cash to meet our near term working capital needs, WebSky has limited financial resources and is not legally obligated to finance our operations. Accordingly, we will have to obtain sufficient financing to enter the telecommunications business. There is no assurance that such financing will be made available to us.

We May Not Be Able to Acquire Telecommunications Businesses or Assets Even If Financing For That Purpose Becomes Available. WebSky was able to acquire companies that held telecommunications licenses in Buenos Aires, Argentina, but there is no assurance that we will be able to do so in the future. The market value and, consequently, the cost of purchasing, a telecommunications license has increased during recent years. As a result even if our management team is able to identify owners of licenses that may be willing to sell their licenses or their company, we may not be able to raise the funds needed to finance the acquisition.

We Will be Competing With Large, Established Wireless Providers for Spectrum Licenses and Other Opportunities. Large, well established providers of wireless telecommunications services will be competing for the spectrum licenses and other rights to develop and operate WiMax and other wireless networks around the world. These companies have large product and service distribution networks, brand recognition, and much greater capital resources than we do and they may be able to offer a higher price and more certain financing for the acquisition of any telecommunications licenses businesses that we may identify as potential acquisition targets.

The Operation Of Licensed Telecommunications Frequencies Is Subject to Government Regulation. Most countries have laws regulating the ownership and operation of telecommunications frequencies. Generally, a license from the government is required in order to operate, broadcast, or sell “bandwidth” at designated frequencies. The ownership and operation of “landline” based telephone and other telecommunications systems are subject to regulation as well. National regulations may restrict or prohibit the ownership or operation of telecommunications systems or frequencies by foreign individuals or entities, and may restrict the concentration of ownership by individuals or entities. The terms of telecommunications licenses issued by governments may also require the licensee to meet specific capital requirements, to make capital improvements or similar investments in equipment and infrastructure to “build out” a system, and to operate the system in accordance with applicable rules and regulations that may limit the prices that may be charged for the use of the frequency or system, and that, in the case of wireless telecommunication, may require a licensee to obtain and maintain a specified minimum number subscribers in order to retain their license.

Our Business Could Be Adversely Affected If We Lose the Services Of The Key Personnel Upon Whom We Will Depend. We have only three executive officers and no other employees. We will depend upon the services of our officers, especially, Chairman, Douglas P. Haffer, in conducting our planned business. The loss of the services of any of our officers, especially the services of Mr. Haffer, could have a material adverse affect on our ability to implement our business plan and to conduct our operations.

Because We Do Not Have Long-Term Employment Agreements With Our Officers and We May Not be Able to Hire Additional Officers and Employees. We do not presently have long-term employment agreements with any of our executive officers because our present financial situation precludes us from making compensation commitments. Unless we are able to raise additional capital or generate operating revenues sufficient to pay executives and employees compensation, we will not be able to hire additional officers or other employees, even if their services are needed for our business operations.

Trading In Our Common Stock Is Subject to the So-Called Penny Stock Rules That Impose Restrictive Sales Practice Requirements

Our common stock is subject to the so-called penny stock rules that impose restrictive sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and certain institutional accredited investors. For transactions covered by this rule, the broker-dealer must make a special suitability determination for the purchaser and must have received the purchaser’s written consent to the transaction prior to sale. These rules could affect the ability of shareholders to sell their common stock in the secondary market.

The Securities and Exchange Commission (the “Commission”) has adopted regulations that define a penny stock to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. If a transaction involving a penny stock is not exempt from the Commission’s rule, a broker-dealer must deliver a disclosure schedule relating to the penny stock market to the investor prior to a transaction. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the penny stock. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the customer’s account and information on the limited market in penny stocks.

Because We Do Not Pay Dividends, Our Stock May Not Be A Suitable Investment For Anyone Who Needs To Earn Dividend Income

We do not pay cash dividends on our common stock. For the foreseeable future we anticipate that any earnings generated in our business will be used to finance our operations and will not be paid out as dividends to our shareholders. This means that our stock may not be a suitable investment for anyone who needs to earn income from their investments.

Other Information About the Company

Other information regarding the Company, including financial statements, required to be included in a Form 10 filed under the Securities Exchange Act of 1934, as amended, may be found in the Company’s Form 10-KSB for the fiscal years ended June 30, 2007, and in its quarterly reports on Form 10-QSB for the fiscal quarters ended September 30, 2007 and December 31, 2007, filed with the Securities and Exchange Commission.

Item 5.02--Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Sole Director and Executive Officer

In connection with the sale of the Control Shares, Howard Kahn resigned as a director and as Chairman, Secretary and Treasurer of the Company, effective March 12, 2008.

New Management

WebSky has elected Douglas P. Haffer and Eduardo A. Axtle, Jr., as directors of the Company, and the new board of directors has appointed Mr. Haffer Chairman, and Eduardo A. Axtle, Jr. as Vice President, Treasurer and Secretary, and Dana Miller as Chief Technology Officer. Messrs Haffer and Axtle will serve as directors until the next annual meeting of shareholders and until their successors are duly elected and qualified.

Douglas P. Haffer, 60, is the Chief Executive Officer and Chairman of the Company. Mr. Haffer has been the President of WebSky since 2004. Mr. Haffer was Chief Executive Officer and President of Semeca Inc.; from 2002 to 2004, at which time Semeca merged with WebSky. Semeca was a lessee of radio spectrum in the United States. Mr. Haffer served as Chief Executive Officer and President of World Wide Wireless Communications from 1999 to 2002.

Eduardo A. Axtle, Jr, 26, is Vice President, Secretary, and Treasurer of the Company. Mr. Axtle has been the Vice President, Treasurer, and Secretary of WebSky since 2004. Mr. Axtle was Vice President and Director of Semeca, Inc., from 2002 to 2004, at which time Semeca merged with WebSky. Semeca was a lessee of radio spectrum in the United States.

Dana Miller, 46, is Chief Technology Officer of the Company. Mr. Miller has been the Chief Technology Officer of WebSky since 2004. Mr. Miller was Vice President of Nextage Broadband Ltd., 2002 to 2004, at which time Mr. Miller was developing national wireless broadband systems in India.

The Company has not entered into employment agreements or compensation arrangements with Messrs. Haffer, Axtle and Miller and has not determined to pay any compensation to them at this time. Messrs Haffer, Axtle and Miller may receive compensation from WebSky for serving as WebSky employees.

Certain Legal Proceedings.

During August 2006, the Securities and Exchange Commission (the “Commission”) filed a complaint in the United States District Court for the Southern District of New York alleging that WebSky and Douglas P. Haffer violated Sections 5(a) and 5(c) of the Securities Act of 1933, as amended (the “Securities Act”) by offering and selling securities when no registration statement had been filed or was in effect as to such securities, and for which there was no exemption from registration under the Securities Act. WebSky and Mr. Haffer agreed to settle the action, without admitting or denying the allegations of the complaint, by disgorging the $35,000 received in the sale of the securities, plus interest, and by consenting to a permanent injunction against future violations of the registration provisions of the Securities Act. Mr. Haffer also agreed to pay a $25,000 civil penalty.

Ownership of Company Common Stock By Management

The following table shows certain information concerning ownership of Company common stock by each of the new directors and executive officers of the Company, and by all directors and officers as a group.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Douglas P. Haffer	1,500,500	5%
Eduardo A. Axtle Jr.	1,500,500	5%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2008

eLuxuryHouse, INC.

By	/s/ Douglas Haffer
Chairman